UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2018 (September 14, 2018)

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Canal Street, Third Floor Stamford, Connecticut	06902

	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 307-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Merger Agreement

On September 14, 2018, LogistiCare Solutions, LLC (“LogistiCare”), a wholly-owned subsidiary of The Providence Service Corporation (“Providence”), entered into an Agreement and Plan of Merger (the “Agreement”) with Providence, Catapult Merger Sub, a wholly-owned subsidiary of LogistiCare (“MergerSub”), Circulation, Inc. (“Circulation”), and Fortis Advisors LLC, as the representative of Circulation’s equity holders, pursuant to which MergerSub will be merged with and into Circulation (the “Merger”) and Circulation shall continue as the surviving corporation.

In connection with the Agreement, at closing, (i) cash consideration of approximately $44.0 million will be paid by LogistiCare to Circulation’s equity holders other than Providence (including holders of vested Circulation stock options) and (ii) certain unvested Circulation stock options with an intrinsic value of approximately $2.1 million will be assumed by Providence under similar terms and conditions to the existing option awards previously issued by Circulation. Additionally, the Agreement requires $1.0 million to be paid three years after the closing date of the transaction to each of two co-founders of Circulation subject to their continued employment or provision of consulting services to LogistiCare.

In July 2017 Providence invested approximately $3.0 million in Circulation to acquire a minority interest position (the “Minority Investment”). In connection with the Merger, shares of Circulation acquired by Providence through the Minority Investment will be cancelled and no consideration will be paid in respect of such shares.

LogistiCare management believes synergies resulting from the transaction will reach a run-rate level of at least $25.0 million within 24 months of the closing of the transaction. There can be no assurance that we will be successful in achieving such synergies within the specified timeframe or at all.

The transaction is expected to close within the next thirty days, subject to satisfaction of customary closing conditions. In the Agreement, Providence, LogistiCare, MergerSub and Circulation have made certain customary representations and warranties and covenants. The Agreement provides for post-closing indemnification for breaches of such representations and warranties and covenants, subject to certain limitations. An escrow of approximately $4.6 million of the cash consideration payable to Circulation’s equity holders other than Providence (including holders of vested Circulation stock options) has been established to cover such indemnification claims.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Agreement has been filed as an exhibit to this current report solely to provide Providence’s stockholders with information regarding its terms and not for the purpose of providing any other factual information about Providence, LogistiCare or Circulation or each of its respective subsidiaries and affiliates. The Agreement contains representations, warranties and covenants by each of the parties to the Agreement. These representations, warranties and covenants were made solely for the benefit of the other parties to the Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

A copy of LogistiCare’s press release regarding these events is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our ability to timely close the acquisition of Circulation and successfully implement and achieve cost synergies and otherwise integrate Circulation following closing, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 14, 2018 among The Providence Service Corporation, LogistiCare Solutions, LLC, Catapult Merger Sub, Circulation, Inc. and Fortis Advisors LLC (Registrant will furnish a copy of any omitted schedule to the Commission upon request).

99.1	Press Release. dated September 17, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION
Date: September 17, 2018	By:	/s/ R. Carter Pate
	Name:	R. Carter Pate
	Title:	Interim Chief Executive Officer